ASSET PURCHASE AGREEMENT


THIS AGREEMENT is made effective as of the 4th day of March, 2004


AMONG:
          MICHAEL RADCLIFFE

          (the "Principal Shareholder")
                                                              OF THE FIRST PART


AND:
          MDK SPORTS & ENTERTAINMENT INC.,
          -------------------------------
          a Delaware corporation

          ("MDK Sports")
                                                             OF THE SECOND PART


AND:
          IMAGE INNOVATIONS HOLDINGS INC.,
          -------------------------------
          a Nevada corporation

          ("Image Innovations")
                                                              OF THE THIRD PART


AND:
          IMAGE INNOVATIONS SPORTS & ENTERTAINMENT INC.,
          ---------------------------------------------
          a Delaware corporation

          ("Image Sports")
                                                             OF THE FOURTH PART


WHEREAS:

A. MDK Sports is the legal and beneficial owner of all inventory, personal property and material contracts necessary for the celebrity image memorabilia business carried on by MDK Sports;

B. Image Sports has agreed to acquire all inventory, personal property and material contracts necessary for the celebrity image memorabilia business carried on by MDK Sports in consideration of the delivery to MDK Sports of shares of the common stock of Image Innovations;

C. Image Innovations has agreed to issue the shares of common stock of Image Innovations necessary to enable Image Sports to acquire all inventory, personal property and material contracts necessary for the celebrity image memorabilia business carried on by MDK Sports;

D. The Boards of Directors of each of Image Innovations, Image Sports and MDK Sports have approved and adopted this Agreement;

E. The Principal Shareholder is a principal of MDK Sports and joins in the execution of this Agreement in order to provide certain representations, warranties and covenants to Image Innovations and Image Sports; and

                                  Page 1 of 16
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F. The parties  previously  entered into a merger agreement dated March 19, 2004 for the merger of MDK Sports and Image Sports, which merger agreement has been terminated by agreement.


NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and of the sum of $1.00 paid by each party to the other, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:


                                   ARTICLE 1.
                                   DEFINITIONS

      1.1  Definitions.   The  following  terms  have  the  respective  meanings
specified in this Article, unless the context indicates otherwise.

      (a) "Agreement" shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in the Agreement, and all amendments and supplements, if any, to this Agreement;

      (b) "Assets" shall mean the Inventory, the Personal Property and the Material Contracts;

      (c) "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended;

      (d) "Inventory" shall mean all inventory of MDK Sports as set forth in Disclosure Schedule 3.11 attached hereto;

      (e) "Material Contracts" shall mean all material contracts to which MDK Sports is party as set forth in Disclosure Schedule 3.15 attached hereto;

      (f) "Personal Property" shall mean all personal property of MDK Sports as set forth in Disclosure Schedule 3.10 attached hereto;

      (g)   "SEC" shall mean the Securities and Exchange Commission;

      (h) "Securities Act" shall mean the United States Securities Act of 1933, as amended; and

      1.2 Schedules. The following schedules are attached to and form part of this Agreement:

      Disclosure Schedule 3.3 - List of Shareholders of MDK Sports Disclosure Schedule 3.7 - List of Liabilities
      Disclosure Schedule 3.10 - Personal Property
      Disclosure Schedule 3.11 - List of Inventory
      Disclosure Schedule 3.12 - Employees and Consultants
      Disclosure Schedule 3.14 - Leases
      Disclosure Schedule 3.15 - Material Contracts

      1.3 Currency. All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

                                   ARTICLE 2.
                               THE ASSET PURCHASE

      2.1 The Asset Purchase. MDK Sports hereby agrees to sell, transfer and assign the Assets to Image Sports free and clear of all liens, charges, encumbrances and securities interests and Image Innovations agrees to purchase the Assets free and clear of all liens, charges, encumbrances and securities interests, each on the terms and subject to the conditions of this Agreement.

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

      2.2 Closing. As soon as practicable following the satisfaction or waiver of the conditions set forth in Section 6 of this Agreement, and provided that this Agreement has not been terminated pursuant to Section 9, the parties to this Agreement will hold a closing (the "Closing") for the purpose of confirming the purchase and sale of the Assets at a time and date mutually agreed upon by the parties. Unless otherwise agreed by the parties, the Closing will take place at the offices of the lawyers for Image Innovations or at such other location as agreed to by the parties. The date on which the Closing actually occurs is referred to as the "Closing Date." At the Closing, the parties will execute and exchange all documents, certificates and instruments contemplated by this Agreement. The parties agree to use commercially reasonable efforts and all due diligence to cause the Closing to be consummated on or before March 5, 2005 unless such date is extended by the mutual agreement of the parties.

      2.3 Directors and Officers. The directors and officers of Image Sports upon Closing will be the following persons: Alain Kardos, Director and CEO, Derick Sinclair, Director and CFO and Michael Radcliffe, Director and COO.

      2.4 Consideration. As consideration of the sale, transfer and assignment of the Assets by MDK Sports to Image Sports, Image Sports will deliver to MDK Sports an aggregate of 4,000,000 shares of Image Innovations Common Stock on Closing. All certificates representing the shares of Image Innovations Common Stock issued on Closing will be endorsed with the following legend pursuant to the Securities Act in order to reflect that the fact that the shares of Image Innovations Common Stock will be issued to MDK Sports pursuant to exemptions from the registration requirements of the Securities Act:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT."


      2.5 Additional Shares of Image Innovations Common Stock. Image Sports agrees to deliver to MDK Sports the following shares of Image Innovations Stock upon achievement of the milestones set forth below, provided that no shares will be issuable in the event that the milestone is not achieved for whatever reason:

      (a) an aggregate of 2,500,000 shares of Image Innovations Common Stock will be issued to MDK Sports in the event that each of the conditions listed below are met:

            (i) The trademark License Agreement made on the 25th day of June 2003, by and among Roush Corporation d/b/a Roush Racing and Phizer Inc. and Authentic Legends is transferred to Image Sports;

            (ii) The Authentic Legends Affiliations Agreement by and between Millennium International Sports and Entertainment, LLC and Carlo Beninati dated 5th day of November, 2003 whereby Carlo Beninati is to create a unique original work of art on canvas using the likeness of Mark Martin is transferred to Image Sports; and

      (b) an aggregate of 1,500,000 shares of Image Innovations Common Stock will be issued to MDK Sports in the event that a Trademark License Agreement is made by and among Tony Stewart's Race team and Tony Stewart's Sponsor and Image Sports.

                                   ARTICLE 3.
                REPRESENTATIONS AND WARRANTIES OF MDK SPORTS AND
                            THE PRINCIPAL SHAREHOLDER

      MDK  Sports and the  Principal  Shareholder  each  jointly  and  severally represent and warrant to Image Innovations, and acknowledge that Image Innovations are relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Image Innovations, as follows:

      3.1 Organization and Good Standing. MDK Sports is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. MDK Sports is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of MDK Sports taken as a whole.

      3.2 Authority. MDK Sports has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement to transfer the Assets to Image Sports (collectively, the "MDK Sports Transfer Documents") to be signed by MDK Sports and to perform its obligations thereunder and to consummate the sale of the Assets. The execution and delivery of each of the MDK Sports Transfer Documents by MDK Sports and the consummation of the sale of the Assets have been duly authorized by its Board of Directors and by all of the shareholders of MDK Sports. No other corporate or shareholder proceedings on the part of MDK Sports are necessary to authorize such documents or to consummate the sale of the Assets. This Agreement has been, and the other MDK Sports Transfer Documents when executed and delivered by MDK Sports as contemplated by this Agreement will be, duly executed and delivered by MDK Sports and this Agreement is, and the other MDK Sports Transfer Documents when executed and delivered by MDK Sports as contemplated hereby will be, the valid and binding obligation of MDK Sports enforceable in accordance with their respective terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) as limited by public policy.

      3.3 Capitalization of MDK Sports. The entire authorized capital stock and other equity securities of MDK Sports consists of 1,500 no par value shares of MDK Sports Common Stock (the "MDK Sports Common Stock"). There are 1,000 shares of MDK Sports Common Stock issued and outstanding as of the date of this Agreement, all of which are owned by the Shareholders in the amounts set forth in Disclosure Schedule 3.3. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating MDK Sports to issue any additional shares of MDK Sports Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from MDK Sports any shares of MDK Sports Common Stock.

      3.4 Subsidiaries. MDK Sports does not have any subsidiaries.

      3.5 Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of MDK Sports or the Principal Shareholder, threatened against MDK Sports or which involves any of the business, or the properties or assets of MDK Sports.

      3.6 Compliance. MDK Sports has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. MDK Sports has not received any notice of any violation thereof, nor is MDK Sports aware of any valid basis therefore.

      3.7 Financial Representations. Except as set forth in Disclosure Schedule 3.7, MDK Sports does not have any liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise. For purposes of this Agreement, the term "liabilities" includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

      3.8 Tax Matters. MDK Sports have paid all taxes of any nature required to be paid and have timely filed all tax returns which are required to be filed.

      3.9 Absence of Changes. Except as set forth in Disclosure Schedule 3.7, MDK Sports has not:

      (a)   incurred any liabilities;

      (b)   sold, encumbered, assigned or transferred any of its assets;

      (c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the assets or properties of MDK Sports to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

      (d)   declared, set aside or paid any dividend;

      (e)   entered into any agreement or contract; or

      (f)   agreed, whether in writing or orally, to do any of the foregoing.

      3.10 Personal Property. Disclosure Schedule 3.10 contains a list of all material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by MDK Sports. Except as disclosed on Disclosure Schedule 3.10, MDK Sports possesses all property and items necessary for the continued operation of the business of MDK Sports as presently conducted. All of such items are in good operating condition (normal wear and tear excepted), and are reasonably fit for the purposes for which such item is presently used. No material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by MDK Sports is subject to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever

      3.11 Inventory. Disclosure Schedule 3.11 contains a list of all inventory owned by MDK Sports. All such inventory is in good condition and is fit for re-sale without discount. All inventory listed in Disclosure Schedule 3.11 is owned by MDK Sports free and clear of any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever

      3.12 Employees and Consultants. Disclosure Schedule 3.12 lists the name, address, date of hire, title or position, compensation and benefits of each employee or consultant of MDK Sports. All employees and consultants have been paid all salaries, wages, income and any other sum due and owing to them by MDK Sports as at the end of the most recent completed pay period.

      3.13 Benefit Plans. MDK Sports has no Employee Benefit Plans within the meaning of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

      3.14 Real Property. MDK Sports does not own any real property.  Disclosure
Schedule 3.14 lists all leases, subleases or other real property interests (collectively, "Leases") to which MDK Sports is a party or bound. Each of the Leases are legal, valid, binding, enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by MDK Sports pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date. MDK Sports has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto. MDK Sports has delivered a true and complete copy of each of the Leases to Image Innovations.

      3.15 Material Contracts and Transactions. Disclosure Schedule 3.15 contains a list of all material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which MDK Sports is a party (collectively, the "Contracts"). The Contracts constitute all contracts, agreements, licenses, permits and agreements necessary for the conduct of the business of MDK Sports as carried out to the date of this Agreement and as represented to Image Innovations. Each Contract is in full force and effect, and there exists no material breach or violation of or default by MDK Sports under any Contract nor by any other party to a Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by MDK Sports or by any other party to a Contract. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the transactions contemplated by this Agreement. Except as listed on Disclosure Schedule 3.15, there exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract. A true, correct and complete copy (and if oral, a description of material terms) of each Contract, as amended to date, has been furnished to Image Innovations.

      3.16 Certain Transactions. MDK Sports is not indebted, directly or indirectly, to any of its officers, directors or shareholders or to their respective spouses or children, in any amount whatsoever; none of said officers, directors or shareholders, or any members of their immediate families, are indebted to MDK Sports or have any direct or indirect ownership interest in any firm or corporation with which MDK Sports has a business relationship, or any firm or corporation that competes with MDK Sports. MDK Sports is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

      3.17 No Brokers. MDK Sports has not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the purchase and sale of the Assets contemplated by this Agreement for which Image Innovations would be responsible.

      3.18 Minute Books. The minute books of MDK Sports contain a complete summary of all meetings of directors and shareholders since the time of incorporation of such entity and reflect all transactions referred to in such minutes accurately in all material respects.

      3.19 Completeness of Disclosure. No representation or warranty by MDK Sports in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Image Innovations pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.


                                   ARTICLE 4.
              INVESTMENT COVENANTS, REPRESENTATIONS AND WARRANTIES
                                  OF MDK SPORTS

      MDK Sports covenants with and represents and warrants to Image Innovations as follows, and acknowledges that Image Innovations is relying upon such covenants, representations and warranties in connection with the issuance of shares of Image Innovations Common Stock to MDK Sports, as follows:

      4.1 MDK Sports is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment in the Image Innovations Common Stock.

      4.2 MDK Sports believes it has received all the information MDK Sports considers necessary or appropriate for deciding whether to execute this Agreement, including a copy of the Image Innovations SEC Documents. MDK Sports further represents that MDK Sports has had an opportunity to ask questions and receive answers from the directors and officers of Image Innovations regarding the terms and conditions of this Agreement and the business, properties, prospects and financial condition of Image Innovations. MDK Sports has had full opportunity to discuss this information with MDK Sports' legal and financial advisers prior to execution of this Agreement.

      4.3 MDK Sports acknowledges that this Agreement has not been reviewed by the SEC and that the shares of Image Innovations Common Stock will be issued pursuant to an exemption from registration under the Securities Act.

      4.4 MDK Sports understands that the shares of Image Innovations Common Stock they will be issued will be characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, MDK Sports represents that MDK Sports is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

      4.5 The Image Innovations Common Stock will be acquired by MDK Sports for investment for MDK Sports's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that MDK Sports has no present intention of selling, granting any participation in, or otherwise distributing the same. MDK Sportss does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the share of Image Innovations Common Stock to be issued on Closing.

      4.6 MDK Sports is an "Accredited Investor" as defined by Rule 501 of Regulation D of the 1933 Act.


                                   ARTICLE 5.
                        REPRESENTATIONS AND WARRANTIES OF
                                IMAGE INNOVATIONS

      Image Innovations and Image Sports jointly and severally represent and warrant to MDK Sports and acknowledge that MDK Sports is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of MDK Sports, as follows:

      5.1 Organization and Good Standing. Image Innovations and Image Sports are each duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and have all requisite corporate power and authority to own, lease and to carry on its respective businesses as now being conducted. Image Innovations is duly qualified to do business and is in good standing as foreign corporations in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Image Innovations. Image Sports has not carried on any business or acquired any assets or incurred any liabilities since its incorporation, other than by reason of execution of this Agreement.

      5.2 Authority. Image Innovations and Image Sports have all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "Image Innovations Documents") to be signed by Image Innovations and Image Sports and to perform their obligations thereunder and to consummate the purchase of the Assets. The execution and delivery of each of the Image Innovations Documents by Image Innovations and Image Sports and the consummation by Image Innovations and Image Sports of the purchase of the Assets have been duly authorized by their respective Board of Directors and no other corporate or shareholder proceedings on the part of Image Innovations or Image Sports are necessary to authorize such documents or to consummate the purchase of the Assets. This Agreement has been, and the other Image Innovations Documents when executed and delivered by Image Innovations and Image Sports as contemplated by this Agreement will be, duly executed and delivered by Image Innovations and Image Sports and this Agreement is, and the other Image Innovations Documents when executed and delivered by Image Innovations and Image Sports, as contemplated hereby will be, the valid and binding obligations of Image Innovations and Image Sports enforceable in accordance with their respective terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) as limited by public policy.

      5.3 Capitalization of Image Innovations. The entire authorized capital stock and other equity securities of Image Innovations ("Image Innovations Stock") consists of 50,000,000 shares of common stock, par value $0.001 ("Image Innovations Common Stock"). There are 19,370,000 shares of Image Innovations common stock and no shares of Image Innovations Preferred Stock issued and outstanding as of the date of this Agreement. There are share purchase warrants to purchase 1,200,000 shares of Image Innovations Stock outstanding. There are incentive stock options to purchase 1,000,000 shares of Image Innovations Stock outstanding. Other than as set forth in this Section 5.3, there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Image Innovations to issue any additional shares of Image Innovations Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Image Innovations any shares of Image Innovations Stock.

      5.4 Capitalization of Image Sports. The entire authorized capital stock and other equity securities of Image Sports ("Image Sports Stock") consists of 1,500 shares of common stock, par value $0.001 ("Image Sports Common Stock"). There are 1,500 shares of Image Sports common stock issued and outstanding as of the date of this Agreement. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Image Sports to issue any additional shares of Image Sports Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Image Innovations any shares of Image Sports Stock.

      5.5 Validity of Image Innovations Common Stock Issuable upon Closing. The shares of Image Innovations Common Stock to be issued to the Shareholders upon completion of the purchase of the Assets in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

      5.6 Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Image Innovations or Image Sports, threatened against Image Innovations or Image Sports which involves any of the business, or the properties or assets of Image Innovations or Image Sports that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Image Innovations or Image Sports taken as a whole. There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a material adverse effect.

      5.7 SEC Filings. Image Innovations has furnished or made available to MDK Sports and the Shareholders a true and complete copy of each report, schedule, registration statement and proxy statement filed by Image Innovations with the SEC since the inception of Image Innovations (as such documents have since the time of their filing been amended, the "Image Innovations SEC Documents"). Image Innovations has timely filed with the SEC all documents required to have been filed pursuant to the Securities Act and the Exchange Act. As of their respective dates, Image Innovations SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Image Innovations SEC Documents, and none of Image Innovations SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      5.8 Absence of Certain Changes or Events. Except as and to the extent disclosed in the Image Innovations SEC Documents and as contemplated by this Agreement, there has not been any material adverse effect to the business, operations or financial conditions of Image Innovations.

                                   ARTICLE 6.
                               CLOSING CONDITIONS

      6.1 Conditions Precedent to Closing by Image Innovations and Image Sports. The obligations of Image Innovations and Image Sports to consummate the purchase of the Assets is subject to the satisfaction of the conditions set forth below, unless any such condition is waived by Image Innovations and Image Sports at the Closing. The Closing of the purchase of the Assets contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions of closing are for the benefit of Image Innovations and Image Sports and may be waived by Image Innovations and Image Sports in their discretion.

      (a) Representations and Warranties. The representations and warranties of MDK Sports and the Principal Shareholder set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and MDK Sports and the Principal Shareholder will have delivered to Image Innovations a certificate dated as of the Closing Date, to the effect that the representations and warranties made by MDK Sports and the Principal Shareholder in this Agreement are true and correct.

      (b) Performance. All of the covenants and obligations that MDK Sports and the Principal Shareholder are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

      (c) Closing Documents. This Agreement and all other MDK Sports Transfer Documents necessary or reasonably required to consummate the sale of the Assets to Image Sports, all in form and substance reasonably satisfactory to Image Innovations, will have been executed and delivered to Image Innovations.

      (d) Third Party Consents. MDK Sports will have received duly executed copies of all third-party consents and approvals necessary to transfer the Assets to Image Sports, in form and substance reasonably satisfactory to Image Innovations and Image Sports.

      (e) Due Diligence Review. Image Innovations will be reasonably satisfied in all respects with their due diligence investigation and review of Image Innovations.

      (f) Consultant Agreements. Kenneth Radcliffe, Michael Radcliffe and Dennis Radcliffe will have entered into consulting agreements with Innovation Sports in a form satisfactory to Image Innovations.

      6.2 Conditions Precedent to Closing by MDK Sports. The obligation of MDK Sports to consummate the sale of the Assets is subject to the satisfaction of the conditions set forth below, unless such condition is waived by MDK Sports at the Closing. The Closing of the purchase and sale of the Assets will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of MDK Sports and may be waived by MDK Sports in its discretion.

      (a) Representations and Warranties. The representations and warranties of Image Innovations and Image Sports set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Image Innovations and Image Sports will have delivered to MDK Sports a certificate dated the Closing Date, to the effect that the representations and warranties made by Image Innovations and Image Sports in this Agreement are true and correct.

      (b) Performance. All of the covenants and obligations that Image Innovations and Image Sports are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Image Innovations and Image Sports must have delivered each of the documents required to be delivered by them pursuant to this Agreement.

      (c) Closing Documents. This Agreement and all Image Innovations Documents, all in form and substance reasonably satisfactory to MDK Sports, will have been executed and delivered by Image Innovations and Image Sports, as applicable.


      (d) Change in Directors. Image Innovations will have delivered to MDK Sports a signed resolution of the directors appointing Michael Radcliffe to the board of Image Innovations, such that the board of directors of Image Innovations will consist of Alain Kardos, Clifford Wilkins, Christopher Smith, and Michael Radcliffe on closing.


                                   ARTICLE 7.
                       ADDITIONAL COVENANTS OF THE PARTIES

      7.1 Access and Investigation. Between the date of this Agreement and the Closing Date, MDK Sports, on the one hand, and Image Innovations, on the other hand, will, and will cause each of their respective representatives to, (a) afford the other and its representatives full and free access to its personnel, properties, contracts, books and records, and other documents and data, (b) furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request, and (c) furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

      7.2 Confidentiality. All information regarding the business of MDK Sports including, without limitation, financial information that MDK Sports provides to Image Innovations during Image Innovations' due diligence investigation of MDK Sports will be kept in strict confidence by Image Innovations. Likewise, all information regarding the business of Image Innovations including, without limitation, financial information that Image Innovations provides to MDK Sports during its due diligence investigation of Image Innovations will be kept in strict confidence by MDK Sports.

      7.3 Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to this Agreement, MDK Sports will not, directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity (other than Image Innovations) relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of MDK Sports, or any merger, consolidation, business combination, or similar transaction.


                                    ARTICLE 8.
                                     CLOSING

      8.1 Closing. The Closing shall take place on the Closing Date at the offices of the lawyers for Image Innovations or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for MDK Sports, the Principal Shareholder and Image Innovations, provided such undertakings are satisfactory to each party's respective legal counsel.

      8.2 Closing Deliveries of MDK Sports and the Shareholders. At Closing, MDK Sports and the Shareholders will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to Image
Innovations:

      (a) copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors and the shareholders of MDK Sports evidencing approval of this Agreement and the sale of the Assets to Image Sports;

      (b)   the certificates required by Section 6.1(a);


      (c) a general conveyance of the Assets and all other deeds of conveyance, bills of sale, transfer and assignments, duly executed, in form and content satisfactory to the solicitors for Image Innovations and Image Sports, appropriate to effectively vest good and marketable title to the Assets in the name of Image Sports free and clear of all encumbrances and immediately registerable in all places where registration of such instruments is necessary or desirable, including duly executed transfers of the Assets to Image Sports, duly endorsed for transfer to Image Sports; and

      (d)   the consultant agreements contemplated by Section 6.1(f).

      8.3 Closing Deliveries of Image Innovations. At Closing, Image Innovations will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to MDK Sports:

      (a) copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors of Image Innovations and the shareholder and directors of Image Sports evidencing approval of this Agreement and the purchase of the Assets;

      (b)   the certificates required by Section 6.2(a); and

      (c) share certificates representing the 4,000,000 shares of Image Innovations Common Stock to be issued upon consummation of the purchase of the Assets in the name of MDK Sports endorsed with the legend contemplated by this Agreement.

      8.4 Post Closing Covenants Regarding Material Contracts. MDK Sports and the Principal Shareholder will use their best efforts to ensure that Image Sports will receive the full benefit of all contracts to which MDK Sports is party and business relationships that MDK Sports has developed in connection with its celebrity image memorabilia business.


                                    ARTICLE 9.
                                   TERMINATION

      9.1 Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

      (a) mutual agreement of Image Innovations, Image Sports, the Principal Shareholder and MDK Sports;

      (b) Image Innovations, if there has been a breach by MDK Sports or the Principal Shareholder of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of MDK Sports or the Principal Shareholder that is not cured, to the reasonable satisfaction of Image Innovations, within ten business days after notice of such breach is given by Image Innovations (except that no cure period will be provided for a breach by MDK Sports or the Shareholders that by its nature cannot be cured);

      (c) MDK Sports, if there has been a breach by Image Innovations of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Image Innovations that is not cured by the breaching party, to the reasonable satisfaction of MDK

            Sports, within ten business days after notice of such breach is given by MDK Sports (except that no cure period will be provided for a breach by Image Innovations that by its nature cannot be cured);

      (d) Image Innovations or MDK Sports, if the purchase and sale of the Assets contemplated by this Agreement have not been consummated prior to March 19, 2004, unless the parties agree to extend such date; or

      (e) Image Innovations or MDK Sports if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the purchase and sale of the Assets contemplated by this Agreement has become final and nonappealable.

      9.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 9.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations


                                   ARTICLE 10.
                            MISCELLANEOUS PROVISIONS

      10.1 Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Closing Date and continue in full force and effect until two (2) years after the Closing Date.

      10.2 Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

      10.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

      10.4 Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants.

      10.5 Entire Agreement. This Agreement, the exhibits, schedules attached hereto and the other Closing Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

      10.6 Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

         If to MDK Sports and to the Shareholders:

                  MDK SPORTS & ENTERTAINMENT INC.
                  Attention:  Michael Radcliffe
                  PO Box 180
                  Elka Park, NY  12427

                  Telephone:  (518) 589-9190
                  Facsimile:    (518) 589-0341


         If to Image Innovations:

                  IMAGE INNOVATIONS HOLDINGS, INC.
                  Attention:  Alain Kardos, President
                  Suite 1109, 100 Park Royal
                  West Vancouver, British Columbia
                  Telephone:  (604) 925-5283
                  Facsimile:    (604) 925-5285

         With a copy (which will not constitute notice) to:

                  Michael H. Taylor, Esq.
                  O'Neill & Taylor PLLC
                  Suite 1010, 435 Martin Street,
                  Blaine, WA  98230
                  Facsimile:  (330) 332-2291

All such notices and other  communications  will be deemed to have been received
(a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

      10.7  Headings.   The  headings   contained  in  this  Agreement  are  for
convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

      10.8 Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

      10.9 Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

      10.10 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

      10.11 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

      10.12 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

      10.13 Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

      10.14 Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

SIGNED, SEALED AND DELIVERED
BY MICHAEL RADCLIFFE in the presence of:


-----------------------------                        ---------------------------
Signature of Witness                                          MICHAEL RADCLIFFE

-----------------------------
Address of Witness

----------------------------


MDK SPORTS & ENTERTAINMENT INC.
a Delaware corporation by its authorized signatory:


-----------------------------
Signature of Authorized Signatory

-----------------------------
Name of Authorized Signatory

----------------------------
Position of Authorized Signatory


IMAGE INNOVATIONS HOLDINGS INC.
a Nevada corporation by its authorized signatory:


-----------------------------
Signature of Authorized Signatory

-----------------------------
Name of Authorized Signatory

-----------------------------
Position of Authorized Signatory


IMAGE INNOVATIONS SPORTS & ENTERTAINMENT INC.
a Nevada corporation by its authorized signatory:


-----------------------------
Signature of Authorized Signatory

-----------------------------
Name of Authorized Signatory

-----------------------------
Position of Authorized Signatory